UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

ELLINGTON FINANCIAL LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue

Old Greenwich, CT 06870

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02 and the disclosure incorporated by reference in Item 7.01 with respect to Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished by Ellington Financial LLC (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the quarter and nine months ended September 30, 2011.

On May 7, 2012, the Company issued a press release announcing its financial results for the quarter ended March 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including Exhibit 99.2 attached hereto) is being furnished by Ellington Financial LLC (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

On May 7, 2012, the Company issued a press release announcing its estimated book value per common share as of April 30, 2012. A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including the information included in Item 2.02, the information included in and incorporated by reference in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 7, 2012, the Company issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.70 per share for the first quarter of 2012. The dividend will be paid on June 15, 2012 to shareholders of record on June 1, 2012. The Company’s management also announced that, subject to the ultimate discretion of the Board of Directors, it expected to continue to recommend dividends of $0.70 per share until conditions warrant otherwise. In addition, at the end of any year the Board of Directors will take into account the Company’s earnings and other factors and will consider whether to declare a special dividend. The declaration of dividends and the amount of such dividends are at the discretion of the Board of Directors. A copy of the press release is filed herewith as Exhibit 99.3 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

99.1	Earnings Press Release dated May 7, 2012
99.2	Estimated Book Value Press Release dated May 7, 2012
99.3	Dividend Press Release dated May 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL LLC (Registrant)

Date: May 7, 2012	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Earnings Press Release dated May 7, 2012
99.2	Estimated Book Value Press Release dated May 7, 2012
99.3	Dividend Press Release dated May 7, 2012